Asset Retirement Obligations	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligations	ASSET RETIREMENT OBLIGATIONS

	December 31, 2022	December 31, 2021
Balance, beginning of year	$743,683	$760,383
Liabilities incurred	19,942	14,845
Liabilities settled	(18,351)	(6,662)
Liabilities acquired from property acquisitions	950	249
Liabilities divested	(3,464)	(3,161)
Property swaps	—	(4,113)
Accretion (note 15)	15,683	12,381
Government grants (1)	(4,009)	(2,857)
Change in estimate	6,124	(9,686)
Changes in discount rates and inflation rates (2)	(173,086)	(17,381)
Foreign currency translation	1,451	(315)
Balance, end of year	$588,923	$743,683
Less current portion of asset retirement obligations	12,813	11,080
Non-current portion of asset retirement obligations	$576,110	$732,603
(1)During 2022, Baytex recognized $4.0 million of non-cash other income and a reduction in asset retirement obligations related to government grants provided by the Government of Alberta and the Government of Saskatchewan ($2.9 million in 2021).
(2)The discount and inflation rates at December 31, 2022 were 3.3% and 2.1% respectively (December 31, 2021 - 1.7% and 1.8%).

At December 31, 2022, the undiscounted amount of estimated cash flows required to settle the asset retirement obligations is $724.8 million (December 31, 2021 - $721.7 million). The discounted amount of estimated cash flow required to settle the asset retirement obligations at December 31, 2022, calculated using an estimated inflation rate of 2.1% (December 31, 2021 - 1.8%) and a risk free discount rate of 3.3% (December 31, 2021 - 1.7%), is $588.9 million (December 31, 2021 - $743.7 million). These costs are expected to be incurred over the next 60 years.